UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2006

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Delaware	0-31248	36-2554642
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code:  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement.

First Amendment to Marketing Coordination and Administrative Services Agreement

On May 8, 2006, Allstate Life Insurance Company (“ALIC”), Allstate Financial Services, LLC (“AFS”) and Allstate Insurance Company (“AIC”) executed a First Amendment to Marketing Coordination and Administrative Services Agreement with an effective date of January 1, 2006 (“First Amendment”).

ALIC, AFS and AIC previously entered into the Marketing Coordination and Administrative Services Agreement, dated as of January 1, 2003 (“Original Agreement”).

The First Amendment provides that ALIC shall no longer pay the fees contemplated by Section 1 of the Original Agreement nor shall AFS provide the services contemplated by Section 1 of the Original Agreement.

ALIC and AFS are direct wholly owned subsidiaries of AIC, a direct wholly owned subsidiary of The Allstate Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ MARY J. MCGINN
	Name:	Mary J. McGinn
	Title:	Vice President and Assistant Secretary

Date:   May 10, 2006